UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2008 (May 12, 2008)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐         Written communications pursuant to Rule 425 under the Securities Act
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8: Other Events

Item 8.01.  Operations Update; Conference Call Scheduled.

On May 12, 2008, the Company published a press release updating operations, and another press release scheduling a conference call for May 15, 2008 to update shareholders and analysts on first quarter operational progress and the outlook for 2008.

Section 9.01.  Financial Statements and Exhibits.

Exhibit 10.1                                Press Release – Conference Call May 15, 2007
Exhibit 10.2                                Press Release – Operations update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: May 12, 2008	By:	/s/ Robert Scott Lorimer
Robert Scott Lorimer, CFO